Non-cash items (Details) - USD ($) $ in Thousands	3 Months Ended
	Nov. 30, 2022	Nov. 30, 2021
Non-cash Items
Depreciation	$ 233	$ 81
Gains on derivative warrant liabilities (Note 10)	3,365	208
Share-based compensation expense (Note 12)	809	980
Accretion of provision for reclamation	35	34
Deferred income tax expense (Note 17)	1,129
Accretion of lease liabilities	5
Accretion of deferred revenue (Note 9)	127
Foreign exchange gains	(4)
Other expenses	15
Total non-cash items	$ (1,016)	$ 887